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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: May 26, 1998

                      AUTONOMOUS TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)

          Florida                       0-28278                  59-2554729
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                 2800 Discovery Drive, Orlando, Florida 32826
       (Address of registrant's principal executive offices)  (Zip Code)
      Registrant's telephone number, including area code:  (407) 384-1600
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                             ITEM 5: OTHER EVENTS.

     On May 26, 1998, the Company completed a private placement of 600,573 shares of unregistered Common Stock for $5.166 per share to four European investors. The Common Stock was sold pursuant to an exemption from the registration requirements of the Securities Act of 1933 provided by Section 4(2) thereof. EVEREN Securities, Inc. acted as placement agent for this sale and was paid a commission of 6% of the gross proceeds. The Company estimates the net proceeds of this sale to be $2,884,000. The Company expects to file a Registration Statement on Form S-3 on behalf of the European investors covering the resale of the shares of Common Stock on or before June 30, 1998.


                                   EXHIBITS

Exhibit Number           Exhibit Description
--------------           -------------------

10.1                     Form of Purchase Agreement



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Autonomous Technologies Corporation


Date:   June 12 , 1998                  By: /s/ Randy W. Frey
     -----------------                      __________________________________

                                        Randy W. Frey, Chief Executive Officer



                               INDEX TO EXHIBITS

Exhibit Number           Exhibit Description
--------------           -------------------

10.1                     Form of Purchase Agreement

                                       2